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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT January 10, 2006
                        (Date of Earliest Event Reported)


                               VERINT SYSTEMS INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-15502

                Delaware                                        11-3200514
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         (State of Incorporation)                            (I.R.S. Employer
                                                            Identification No.)


 330 South Service Road, Melville, New York                        11747
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          (Address of principal                                   Zip Code
           executive offices)

       Registrant's telephone number, including area code: (631) 962-9600


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     Verint Systems Inc. (the "Company") grants various awards to its directors, employees and consultants under the 2004 Stock Incentive Compensation Plan, as the same may be amended or supplemented from time to time. Revised forms of certain of the restricted stock award agreements are attached hereto as exhibits and are hereby incorporated by reference.

Item 8.01 Other Events

     On January 10, 2006, the Company made immaterial amendments to and restated its 2004 Stock Incentive Compensation Plan (the "Plan"), principally to provide the ability to award restricted stock units under the Plan, which already provided for the ability to issue restricted stock. The 2004 Stock Incentive Compensation Plan, as amended and restated, is attached hereto as an exhibit and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.    Description
-----------    -----------

10.1 Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.

10.2 Form of Agreement evidencing an award of Restricted Stock to a U.S. person under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.

10.3 Form of Agreement evidencing an award of Restricted Stock to an Israeli person under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              VERINT SYSTEMS INC.


                                              By: /s/ Igal Nissim
                                                  ------------------------------
                                                  Name:  Igal Nissim
                                                  Title: Chief Financial Officer


Dated: January 10, 2006

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                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------

   10.1 Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.

   10.2 Form of Agreement evidencing an award of Restricted Stock to a U.S. person under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.

   10.3 Form of Agreement evidencing an award of Restricted Stock to an Israeli person under the Verint Systems Inc. 2004 Stock Incentive Compensation Plan, as amended.